
WellCare
Beyond Healthcare. A Better You.

WellCare to Acquire Meridian

May 29, 2018

Cautionary Statements

WellCare Beyond Healthcare. A Better You.

This presentation contains "forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "will," and similar expressions are forward-looking statements. For example, statements regarding the company's financial outlook, and the timing, closing, manner of payment and financial impact of the pending transaction contain forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare's actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, the ability to complete the transaction in a timely manner or at all (which may adversely affect WellCare's business and the price of the common stock of WellCare), the failure to satisfy the conditions to the consummation of the transaction(including the receipt of certain governmental and regulatory approvals), any requirements that may be imposed by governmental or regulatory authorities as a condition to approving the transaction, adjustments to the purchase price, the ability to achieve expected synergies within the expected time frames or at all, the ability to achieve accretion to WellCare's earnings, revenues or other benefits expected, disruption to business relationships, operating results, and business generally of WellCare and/or Meridian and the ability to retain Meridian employees, the availability of debt and equity financing, WellCare's progress on top priorities such as improving health care quality and access, ensuring a competitive cost position, and delivering prudent, profitable growth, WellCare's ability to effectively estimate and manage growth, WellCare's ability to effectively execute and integrate acquisitions, potential reductions in Medicaid and Medicare revenue, WellCare's ability to estimate and manage medical benefits expense effectively, including through its vendors, its ability to negotiate actuarially sound rates, especially in new programs with limited experience, the appropriation and payment by state governments of Medicaid premiums receivable, the outcome of any protests and litigation related to Medicaid awards, the approval of Medicaid contracts by CMS, any changes to the programs or contracts, WellCare's ability to address operational challenges related to new business, and WellCare's ability to meet the requirements of readiness reviews. Given the risks and uncertainties inherent in forward-looking statements, any of WellCare's forward-looking statements could be incorrect and investors are cautioned not to place undue reliance on any of our forward-looking statements.

Additional information concerning these and other important risks and uncertainties can be found in the company's filings with the U.S. Securities and Exchange Commission, included under the captions "Forward-Looking Statements" and "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2017, and in the company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, which contain discussions of WellCare's business and the various factors that may affect it. Subsequent events and developments may cause actual results to differ, perhaps materially, from WellCare's forward-looking statements. WellCare's forward-looking statements speak only as of the date on which the statements are made. WellCare undertakes no duty, and expressly disclaims any obligation, to update these forward-looking statements to reflect any future events, developments or otherwise.

Our 2018 financial guidance is as of May 1, 2018 and is not being updated in conjunction with this presentation. Please refer to our press release dated May 1, 2018 for a reconciliation of adjusted metrics to GAAP metrics.

Please refer to the press release announcing this transaction dated May 29, 2018 for more details.

The aforementioned press releases are available on WellCare's website via the following link: http://ir.wellcare.com/News/

Advancing WellCare's Strategy

WellCare
Beyond Healthcare. A Better You.

WellCare
Beyond Healthcare. A Better You.

+

meridian

- Strategically aligns with focus on government-sponsored health plans and related core capabilities
- Grows and diversifies Medicaid and Medicare Advantage businesses, adding more than $4.3 billion of revenue[1]
- Adds integrated PBM capability and enhances dual-eligible and Individual Marketplace capabilities
- Financially attractive and accretive to earnings with opportunities for growth

[1]Based on Meridian's estimated FY2018 revenue

Meridian at a Glance

WellCare
Beyond Healthcare. A Better You.

Multi-state managed care organization focused on government-sponsored health programs

- **Privately held, for-profit managed care organization founded in Michigan in 1997**
- **Headquartered in Detroit, Michigan with nearly 2,000 associates**
- **Largest Medicaid health plan in Michigan and Illinois**
- **Growing Medicare Advantage plans**
- **Serves integrated dual-eligible and Individual Marketplace members**
- **Fully integrated, proprietary PBM platform serving all Meridian health plans and third-party customers**
- **Highly rated NCQA health plans**
  - **4.0 rating in Michigan and Illinois**
  - **Highest NCQA-rated plan in Illinois**

Membership (As of May 1, 2018)	Michigan	Illinois	Total
Medicaid[4]	508,000[1]	565,000[2]	1,073,000
Medicare Advantage[4]	17,000	10,000[3]	27,000
Individual Marketplace	6,000	-	6,000
Total	**531,000**	**575,000**	**1,106,000**

[1] Serves TANF, ABD and ACA Expansion members in Michigan
[2] Serves TANF, CHIP, ABD, LTSS and ACA Expansion members in Illinois
[3] Michigan Medicare Advantage contract also has service areas in Indiana and Ohio
[4] Includes approximately 6,000 integrated dual-eligible members in Michigan and nearly 8,000 integrated dual-eligible members in Illinois

Strategic Rationale

WellCare
Beyond Healthcare. A Better You.

Strengthens existing business and positions WellCare for future growth

- Adds more than $4.3 billion in revenue[1]
- Grows and diversifies WellCare's Medicaid portfolio through the addition of approximately 1.1 million Medicaid members[2]
- Increases #1 Medicaid membership market position from four to six states
- Grows Medicare Advantage business by 27,000 members[3] and expands geographic footprint with three new states
- Adds fully integrated, proprietary PBM platform
- Enhances existing capabilities through participation in integrated dual-eligible and Individual Marketplace programs

✓ **Well-positioned for additional growth opportunities in Meridian's footprint**

✓ **Adds new and enhances existing capabilities**

✓ **Accretive to earnings**

[1] Based on Meridian's estimated FY2018 revenue
[2] Based on Meridian's membership as of May 1, 2018
[3] Includes approximately 14,000 integrated dual-eligible members

Provides Meaningful Growth

Total Premium Revenue



~$22.9B[1]
$24
$21
$18
$15
$13
$10
Billion ($)
$14.2B
$17.0B
$18.6B[2]
2016
2017
2018
Revenue

2016-2018 Pro Forma Revenue Growth: ***27.0% CAGR***

Pro Forma Total Membership



6.0
5.0
4.0
3.0
Million
3.9M
4.4M
5.4M[3]
2016
2017
2018PF
Membership

2016-2018 Pro Forma Membership Growth: ***17.6% CAGR***

[1] Pro forma total premium revenue includes WellCare's guidance as of May 1, 2018 and Meridian's estimated FY2018 total revenue
[2] 2018 total premium revenue based on midpoint of WellCare's 2018 total revenue guidance as of May 1, 2018
[3] Pro forma membership for WellCare as of March 31, 2018 and Meridian as of May 1, 2018

Transaction Details

WellCare
Beyond Healthcare. A Better You.

Consideration and Financing	▪ Purchase price of \$2.5 billion ▪ \$2.5 billion in committed bridge financing ▪ Expect to ultimately fund through: 1) Approximately \$300 million of available cash on hand; 2) New debt issuance of \$600 million to \$1.0 billion* and new equity issuance of \$800 million to \$1.2 billion*; and 3) Draws under credit facility ▪ Pro forma debt-to-capital ratio post-transaction expected to be less than 45%
Closing	▪ Expected to close by year-end 2018 ▪ Subject to customary closing conditions, including regulatory approvals
Transaction and Integration Costs	▪ One-time transaction-related expenses of \$75 million to \$85 million (primarily financing costs) ▪ Cumulative integration-related expenses of \$50 million to \$60 million
Adjusted EPS Accretion	▪ **2019: \$0.40 to \$0.50** ▪ **2020: \$0.70 to \$0.80** ▪ **2021: \$1.00+** • **Includes \$30 million to \$40 million of synergies, ramping up over next few years** • **Excludes transaction and integration costs**

*Amounts subject to market conditions